SUMMARY PROSPECTUS

February 1, 2026

Timothy Plan High Yield Bond Fund

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including its statement of additional information (SAI) and most recent reports to shareholders, online at fund.timothyplan.com or hyb-ac.timothyplan.com. You can also get this information at no cost by calling 800-846-7526 or by sending an e-mail request to fulfillment@ultimusfundsolutions.com. This Summary Prospectus incorporates by reference the Fund’s entire prospectus and SAI, each dated February 1, 2026.

INVESTMENT OBJECTIVE

The investment objective of this Fund is to generate a high level of current income consistent with prudent investment risk.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses you may pay if you buy and hold shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Timothy Plan Funds. More information about these and other discounts is available from your financial professional and in “How to Reduce Your Sales Charge” on page 97 of the Prospectus and “Purchase, Redemption, and Pricing of Shares” on page 42 of the Funds’ Statement of Additional Information.

SHAREHOLDER FEES

(fees paid directly from your investment)

	CLASS A	CLASS C
Maximum sales charge (load) imposed on purchases (as % of offering price)	4.50%	None
Maximum deferred sales charges (load) (as a percentage of the lesser of original purchase price or redemption proceeds) (1) (2)	None	1.00%
Redemption fees	None	None
Exchange fees	None	None

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ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

	CLASS A	CLASS C
Management Fee	0.60%	0.60%
Distribution/Service (12b-1 Fees)	0.25%	1.00%
Other Expenses	0.44%	0.44%
Acquired Funds Fees and Expenses (3)	0.01%	0.01%
Total Annual Fund Operating Expenses (before fee waivers/reimbursements)	1.30%	2.05%
Fee Waivers and/or Expense Reimbursements (4)(5)(6)	(0.10)%	(0.10)%
Total Annual Fund Operating Expenses (after fee waivers/expense reimbursements)	1.20%	1.95%

(1)

For purchases in excess of $1mm dollars in Class A shares, the Trust’s Distributor, Timothy Partners, Ltd., will pay a finders’ fee to brokers as follows: 0.50% on purchases of shares of the Funds in amounts from $1 million to $4 million, and 0.25% on all amounts in excess of $4 million. In such cases, those purchases will be subject to a contingent deferred sales charge of 1% for 18 months after the date of purchase.

(2)	For Class C shares, a one percent (1%) contingent deferred sales charge is imposed on shares liquidated within the first thirteen months after purchase.
(3)

Acquired Funds Fees and Expenses are the indirect costs of investing in other investment companies. Total Annual Fund Operating Expenses do not correlate to the ratio of average net assets in the Financial Highlights Table, which reflects the operating expenses of the Fund and does not include Acquired Funds Fees and Expenses.

(4)

As described in the “Who Manages Your Money” section of the Fund’s prospectus, Timothy Partners, Ltd (“TPL”) has contractually agreed, through January 28, 2027, to waive ten basis points (10bps) of the management fee paid by the Trust for the Fund.

(5)

Also as described in the “Who Manages Your Money,” TPL has contractually agreed to waive the management fee with respect to any portion of the Fund’s assets estimated to be attributable to investments in money market funds, other equity and fixed income mutual funds and exchange-traded funds managed by TPL or its affiliates that have a contractual management fee, through January 28, 2027.

(6)	The contractual agreements may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund.

EXAMPLE:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	CLASS A	CLASS C (with redemption)	CLASS C (without redemption)
1 Year	$567	$298	$198
3 Years	$834	$633	$633
5 Years	$1,122	$1,094	$1,094
10 Years	$1,939	$2,371	$2,371

The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 46% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

●

To achieve its goal, the Fund normally invests at least 80% of its total assets in a diversified portfolio of high yield fixed income securities. These include corporate bonds, mortgage-backed securities, convertible securities and preferred securities. The Investment Manager will generally purchase securities for the Fund that are not investment grade, meaning securities with a rating of “BB” or lower as rated by Standard & Poor’s or a comparable rating by another nationally recognized rating agency. The Fund may also invest in debt securities that have not been rated by one of the major rating agencies, so long as the Fund’s Investment Manager has determined that the security is of comparable credit quality to similarly rated securities.

●

In managing its portfolio, the Fund’s Investment Manager concentrates on sector analysis, industry allocation and securities selection, deciding which types of bonds and industries to emphasize at a given time, and then which individual bonds to buy. The Fund attempts to anticipate shifts in the business cycle in determining types of bonds and industry sectors to target. In choosing individual securities, the Fund

SUMMARY PROSPECTUS (CLASS A & C) / 2

seeks out securities that appear to be undervalued within the emphasized industry sector. Companies that meet or exceed specific criteria established by the Manager in the selection process are purchased. Securities are sold when they reach internally determined pricing targets or no longer qualify under the Manager’s investment criteria.

●

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. When the Fund takes a defensive position, the Fund’s assets will be held in cash and/or cash equivalents.

●

The Fund will not invest in Excluded Securities. Excluded Securities are securities issued by any company that is involved in the production or wholesale distribution of alcohol, tobacco, or gambling equipment, gambling enterprises, or which is involved, either directly or indirectly, in abortion or pornography, or promoting anti-family entertainment or unbiblical lifestyles. Timothy Partners, Ltd. (“TPL”) is Investment Adviser to the Funds and is responsible for determining what companies are deemed Excluded Securities, and reserves the right to exclude investments, in its best judgment, in other companies whose practices may not fall within the exclusions described above, but could be found offensive to fundamental, traditional Judeo-Christian values. The Adviser establishes the Biblically Responsible Investing parameters that are employed by the research service provider in the creation of the “excluded list of companies” that may not be placed into any Timothy Plan portfolio. The research company may not alter, delete, or employ additional parameters without the prior knowledge and consent of the Adviser. In the event a company is discovered to be engaged in a prohibited practice, it will be liquidated as soon as reasonably practicable.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

High Yield Security Risk. Investments in fixed income securities that are rated below investment grade (“high yield securities”) by one or more Nationally Recognized Statistical Rating Organizations (“NRSROs”) may be subject to greater risk of loss of principal and interest than investments in higher-rated fixed income securities. High yield securities are also generally considered to be subject to greater market risk than higher-rated securities. The capacity of issuers of high yield securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, high yield securities may be more susceptible to real or perceived adverse economic conditions than higher-rated securities. The market for high yield securities may be less liquid than the market for higher-rated securities. This can adversely affect the Fund’s ability to buy or sell optimal quantities of high yield securities at desired prices.

Interest Rate Risk. When interest rates rise, bond prices fall; the higher the Fund’s duration (a calculation reflecting time risk, taking into account both the average maturity of the Fund’s portfolio and its average coupon return), the more sensitive the Fund is to interest rate risk. A change in the economic environment that causes interest rates to rise back to more historically “normal” levels could have a pronounced negative effect on the Fund.

Mortgage-Backed Securities Risk. Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

Credit Risk. High Yield securities are subject to greater risk of loss than investment grade securities. The degree of risk for a particular security may not be reflected in its credit rating, and high yield securities may be particularly subject to this risk. Bonds rated, at the time of purchase, BB or lower by Standard & Poor’s or, unrated, but determined to be of comparable quality by the Investment Manager, are subject to greater market risk and credit risk, or loss of principal and interest, than higher-rated securities.

Sector Risk. If certain industry sectors or types of securities don’t perform as well as the Fund expects, the Fund’s performance could suffer.

Excluded Security Risk. Because the Fund does not invest in Excluded Securities and will divest itself of securities that are subsequently discovered to be ineligible, the Fund may be riskier that other Funds that invest in a broader array of securities.

Management Risk. The Adviser’s judgments about the attractiveness, value and potential appreciation of a particular asset class or individual security in which the Fund invests may prove to be incorrect. The Fund may experience losses regardless of the overall performance of the market.

General Risk. As with most other mutual funds, you can lose money by investing in this Fund. Share prices fluctuate from day-to-day, and when you sell your shares, they may be worth less than you paid for them.

Investing In Other Funds Risk. The Fund invests in the securities of other investment companies. To the extent that the Fund invests in other mutual funds, exchange-traded funds and other commingled funds, it will indirectly bear the expenses of those funds, which will cause the Fund’s return to be lower.

Cybersecurity Risks. Despite the various protections utilized by the Fund and its service providers, systems, networks, or devices utilized by the Fund potentially can be breached. The Fund and its shareholders could be negatively impacted as a result of a cybersecurity breach.

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PAST PERFORMANCE

The following bar chart and table provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s performance from year to year and by comparing the Fund’s performance to a broad-based index and an index that is more representative of the Fund’s investment strategy. The bar chart shows the investment returns of the Fund’s Class A shares. These annual returns do not reflect sales charges on Class A shares; if they did, results would be lower. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date returns are available on the Fund’s website at fund.timothyplan.com, or by calling the Fund at (800) 846-7526.

Year-by-year Annual Total Returns for Class A Shares

(for calendar years ending on December 31)

BEST QUARTER	WORST QUARTER
Jun-20	Mar-20
13.60%	-15.71%

Average Annual Total Returns

(for periods ending on December 31, 2025)

HIGH YIELD BOND	CLASS A (3)			CLASS C
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Return before taxes	2.74%	2.91%	5.08%	5.64%	3.10%	4.77%
Return after taxes on distributions (1)	0.50%	0.81%	3.13%	3.67%	1.35%	3.19%
Return after taxes on distributions and sale of shares (1)	1.58%	1.27%	3.05%	3.31%	1.59%	3.00%
ICE BofA U.S. Broad Market Bond Index (2) (reflects no deduction for fees, expenses or taxes)	7.16%	-0.40%	2.02%	7.16%	-0.40%	2.02%
Bloomberg U.S. High-Yield Ba/B 3% Issuer Cap Index (2) (reflects no deduction for fees, expenses or taxes)	8.78%	4.12%	6.16%	8.78%	4.12%	6.16%

(1)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In certain cases, return after taxes on distributions and sale of shares may be higher than the other return figures for the same period. This will occur when a capital loss is realized upon the sale of shares or provides an assumed tax benefit that increases the return.

(2)

The ICE BofA U.S. Broad Market Bond Index is an unmanaged index of corporate bond issues in the United States, and therefore reflects the broad market sector for the Fund. The Bloomberg U.S. High Yield Ba/B 3% Issuer Cap Index is an issuer-constrained version of the flagship U.S. Corporate High Yield Index, which measures the USD-denominated, high yield, fixed-rate corporate bond market. The indices assume reinvestment of all distributions and do not reflect any asset-based charges for investment management or other expenses.

(3)	Class A share returns reflect the assessment of the maximum front-end sales load on the first business day of the year.

INVESTMENT ADVISER

Timothy Partners, Ltd.

SUMMARY PROSPECTUS (CLASS A & C) / 4

SUB-ADVISER

Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow Hanley”) serves as Investment Manager to the Fund.

PORTFOLIO MANAGERS

Chet S. Paipanandiker has served the Fund since 2017.
Nicholas C. Losey, CFA, has served the Fund since 2018.
Michael A. Trahan, CFA, CPA, has served the Fund since 2021.

PURCHASE AND SALE OF SHARES

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial adviser or directly from the Fund. The minimum initial purchase or exchange into the Fund is $1,000, or $50 through monthly systematic investment plan accounts. There is no minimum subsequent investment amount. There are no minimums for purchases or exchanges through employer-sponsored retirement plans, IRAs, or other qualified plans. The Fund shares are redeemable on any business day by contacting your financial adviser, or by written request to the Fund, by telephone, or by wire transfer.

TAX INFORMATION

The Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred account, such as a 401(k) plan, individual retirement account (“IRA”) or 529 college savings plan. Tax-deferred arrangements may be taxed later upon withdrawal of monies from those accounts.

PAYMENT TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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